                                                                    EXHIBIT 99.2

                           NOTICE OF GUARANTEED DELIVERY

                     FOR TENDER OF ANY AND ALL OUTSTANDING
                     12 1/4% SENIOR DISCOUNT NOTES DUE 2008
                                IN EXCHANGE FOR
                12 1/4% SENIOR DISCOUNT NOTES DUE 2008, SERIES B

                                       OF

                      AMERICAN LAWYER MEDIA HOLDINGS, INC.

    This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by registered holders of outstanding 12 1/4% Senior Discount Notes due 2008 (the "Old Discount Notes") of American Lawyer Media Holdings, Inc., a Delaware corporation ("Holdings"), who wish to tender their Old Discount Notes for an equal principal amount of new 12 1/4% Senior Discount Notes of Holdings due 2008 (the "Exchange Discount Notes") that have been registered under the Securities Act of 1933, as amended and (i) whose Old Discount Notes are not immediately available, (ii) who cannot deliver their Old Discount Notes, the duly completed and executed Letter of Transmittal or any other required documents to The Bank of New York, as exchange agent (the "Exchange Agent"), or
(iii) who cannot complete the procedures for book-entry transfer prior to 5:00 P.M., New York City time on the Expiration Date.

    This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery), to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Holdings has the right to reject a tender of Old Discount Notes made pursuant to the guaranteed delivery procedures unless the registered holder using the guaranteed delivery procedure submits either (a) the Old Discount Notes tendered thereby, in proper form for transfer, or (b) confirmation of book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by the Letter of Transmittal within five New York Stock Exchange trading days after the Expiration Date.

    Capitalized terms used but not defined herein have the meanings given to
such terms in the Prospectus dated           , 1998, as the same may be amended
or supplemented from time to time (the "Prospectus").

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

 BY REGISTERED OR CERTIFIED                                     BY HAND OR OVERNIGHT
             MAIL               FACSIMILE TRANSMISSIONS:              DELIVERY
                              (Eligible Institutions Only)
    The Bank of New York             (212) 815-6339             The Bank of New York
     101 Barclay Street           CONFIRM BY TELEPHONE           101 Barclay Street
     New York, NY 10286         OR FOR INFORMATION CALL:      Corporate Trust Services
   Attn: Corporate Trust             (212) 815-5788                    Window
          Operations                                                Ground Level
                                                                 New York, NY 10286
                                                            Attn: Reorganization Section
                                                                      Floor 7E

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the undersigned hereby tenders to Holdings the aggregate principal amount of the Old Discount Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in instruction 2 to the Letter of Transmittal.

                       DESCRIPTION OF SECURITIES TENDERED

Name and address of
  registered holder as  Certificate                                      Principal Amount
  it appears on the     Number(s) of Old      Aggregate Principal        of
  Old Discount Notes    Discount Notes        Amount Represented by Old  Old Discount Notes
  (Please print)        Tendered              Discount Notes*            Tendered
----------------------  --------------------  -------------------------  ------------------
----------------------  --------------------  -------------------------  ------------------
----------------------  --------------------  -------------------------  ------------------
----------------------  --------------------  -------------------------  ------------------
----------------------  --------------------  -------------------------  ------------------
----------------------  --------------------  -------------------------  ------------------

* Must be in denominations of a principal amount of U.S. $1,000 and integral multiples thereof.

If the Old Discount Notes will be tendered by book-entry transfer, provide the following information:

    DTC Account Number:____________________________

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X                                           Date: , 1998

X                                           Date: , 1998
Signature(s) of Owner(s)
or Authorized Signatory

    Area Code and Telephone Number:____________________________

    Must be signed by the holder(s) of the Old Discount Notes as their name(s) appear(s) on certificates of the Old Discount Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

    If a signature or signatures on the previous page is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Names(s):    ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

Capacity:    ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

Address(es): ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED

                        THIS GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                      (Not To Be Used For Signature Guarantee)

    The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either (a) the Old Discount Notes tendered hereby, in proper form for transfer, or (b) confirmation of the book-entry transfer of such Old Discount Notes into the Exchange Agent's account at The Depositary Trust Company maintained for such purpose, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's message) and any other documents required by the Letter of Transmittal within five New York Stock Exchange trading days after the Expiration Date.

    The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Discount Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:                                 -------------------------------------------
                                              (Authorized Signature)

Address:                                      Title:

 -------------------------------------------                     Name:
                                  (zip code)             (Please type or print)
Area Code and
Telephone Number:                             Date:

NOTE: DO NOT SEND CERTIFICATES FOR OLD DISCOUNT NOTES WITH THIS FORM. CERTIFICATES FOR OLD DISCOUNT NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.